UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                Current Report
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported):       January 25, 1995



                                NUI Corporation
            (Exact Name of Registrant as Specified in its Charter)

                                  New Jersey
                (State or Other Jurisdiction of Incorporation)


       1-8353                                              22-1869941
   (Commission File Number)                            (I.R.S. Employer
                                                     Identification Number)


   550 Route 202-106, P.O. Box 760, Bedminster, New Jersey     07921-0760
   (Address of Principal Executive Offices)                    (Zip Code)

                                (718) 781-0500
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)





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                                                    Exhibit Index at Page 4


   Item 1.   Changes in Control of Registrant

             Not applicable.


   Item 2.   Acquisition or Disposition of Assets

             Not applicable.


   Item 3.   Bankruptcy or Receivership

             Not applicable.


   Item 4.   Changes in Registrant's Certifying Accountant

             Not applicable.


   Item 5.   Other Events

             The attached Press Release of NUI Corporation, dated
             January 25, 1995, is incorporated by reference herein.


   Item 6.   Resignation of Registrant's Directors

             Not applicable.


   Item 7.   Financial Statements and Exhibits

             (a)  Not applicable.

             (b)  Not applicable.

             (c)  Exhibits

        Exhibit 99 -- Press Release of NUI Corporation, dated
                      January 25, 1995


   Item 8.   Change in Fiscal Year

             Not applicable.




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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NUI CORPORATION



                                 By     /S/ Joseph P. Coughlin

                                 Name   Joseph P. Coughlin

                                 Title  Senior Vice President & Secretary


   Date:  January 31, 1995

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                                 EXHIBIT INDEX

                                                                   Page No.


   99   Press Release of NUI Corporaton, dated January 25, 1995    5-6






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